Business Update April 3-4, 2023 EXHIBIT 99.1

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated or budgeted. Many factors may impact forward-looking statements including, but not limited to, the following: the impact of regulation by the EPA, the EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in the international steel markets and in prices of environmental attributes generated from renewable natural gas investments on the operations of DTE Vantage; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth plans; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve net zero emissions goals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

3 Overview Business Update Financial Update Environmental, Social & Governance (ESG) Appendix

Fully engaged team committed to delivering best-in-class results for our customers, communities and investors 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 4 Best-in-class engagement, health and safety of our employees • Received Gallup Great Workplace Award for 10th consecutive year, achieving top decile employee engagement Addressing our customers’ most vital needs • Ranked first in residential customer satisfaction for gas by J.D. Power • Trimmed more than 6,500 miles of trees and completed upgrades on more than 8,500 miles of circuits in 2022 Supporting our communities • Skilled trade academy offering Detroiters jobs and energy efficient home repairs • Invested $2.5 billion with Michigan businesses in 2022, creating and sustaining more than 11,000 jobs across the state Delivering premium shareholder returns • 2023 operating EPS1 guidance midpoint provides 7% growth from 2022 original guidance midpoint; long-term operating EPS growth rate of 6% - 8% Operating EPS guidance midpoint $5.84 $6.25 2022 original guidance 2023 guidance

Executing on significant customer-focused capital investment plan while maintaining affordability Note: Gas infrastructure photo courtesy of Burns & McDonnell 5 Investing in customer-focused initiatives… …while maintaining affordability Distinctive continuous improvement culture drives cost management Shift from coal to renewables and natural gas drives fuel and O&M cost reductions Diversified energy mix maintains flexibility to adapt to future technology advancements Inflation Reduction Act (IRA) supports transition to cleaner energy while supporting customer affordability goals and further enhancing DTE Vantage opportunities Modernizing electric grid Preparing for impacts of increased extreme weather events and increased demand from vehicle electrification Renewing gas infrastructure Continuing gas main renewal for reducing greenhouse gas emissions and maintaining long- term safety and reliability Transitioning to cleaner generation Shifting generation from coal to renewables supported by cleaner natural gas and storage

Distinctive continuous improvement culture drives strong track record of managing cost and affordability 61. Source: SNL Financial, FERC Form 1 and FERC Form 2; excluding fuel and purchase power from electric O&M and production expense from gas O&M Average annual percentage change in utility O&M1 costs 2008 - 2021 DTE utilities Peer average ~3% 1% Distinctive continuous improvement embedded in our culture • All 10,000+ employees engaged in continuous improvement and productivity efforts drive cost management Process automation • Shifting repeatable and repetitive process steps to automated software routines allowing employees to shift to higher-level work Digital solutions • Improving scheduling to optimize crew productivity and efficiency Clean generation • Transitioning from coal to natural gas and renewables drives O&M reductions • Diversifying energy mix maintains flexibility to adapt to future technology advancements and reduces fuel costs • Integrated Resource Plan (IRP) reduces cost of our clean energy transition by $1.4 billion from previous plan

7 Overview Business Update Financial Update Environmental, Social & Governance (ESG) Appendix

$15 $18 $3.1 $3.6 2022 - 2026 prior plan 2023 - 2027 current plan $18.1 Increased customer-focused utility investment in 5-year plan supports 6% - 8% operating EPS1 growth through 2027 8 DTE Gas DTE Electric ~$23 billion DTE Electric DTE Gas DTE Vantage $18 $3.6 $1.0 - $1.5 95% of 5-year investment plan in utilities 2023 - 2027 $21.6 (billions) 5-year utility capital investment supports growth 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 10-year utility capital plan of $45 billion

DTE Electric: transformational investments in generation and distribution; signed two of the largest voluntary utility contracts in the country

Significant progress on voluntary renewables in 2022

- Signed solar contracts with Ford and Stellantis; two of the largest renewable utility contracts in the country
- 2,250 MW currently subscribed to the voluntary renewables program

Accelerating decarbonization goals while ensuring reliability and affordability for our customers

- Two coal plant retirements in 2022 support cleaner energy future and lower O&M expense

Distribution infrastructure renewal

- Modernizing grid to support electrification, meet changing customer needs and prepare for increased extreme weather events
- Continuing reliability and resiliency investment focus



DTE Electric investment
(billions)
$15
$3
$8
$4
20%
$18
$5
$9
$4
Cleaner generation
Distribution infrastructure
Base infrastructure
2022 - 2026 prior plan
2023 - 2027 current plan

DTE

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Significant progress on utility initiatives supports cleaner generation with focus on affordability 1. Definition of net zero included in the appendix 10 • IRP filing prioritizes electric reliability with a focus on decarbonization and affordability Outlines generation transformation to achieve carbon reduction of 85% in 2035, 90% by 2040 and net zero1 by 2050 Supports the Michigan economy and tax base with power generated in Michigan Invests $9 billion over the next 10 years into Michigan’s economy supporting more than 25,000 jobs Reduces cost of clean energy transition by $1.4 billion from previous plan • IRA and a distinctive culture of managing costs support customer affordability and position DTE for continued long-term growth • Electric rate case filing underpins reliability and cleaner generation investments Second general rate case filing since 2019; executed significant customer- focused investments since that date while keeping base rates essentially flat Majority of filing is attributable to capital, sales and the cost of debt Continue practice of pursuing settlement with all stakeholders

IRP accelerates transition to cleaner energy future while ensuring reliability 1. Year-end generation mix represents one potential pathway and is subject to change 11 77% 45% 32% 15% 17% 19% 20% 21% 14% 12% 2% 19% 24% 28% 29% 20% 1% 14% 21% 31% 51% 62% 3% 3% 3% 5% 6% 6% 2005 2023 2027 2029 2036 2042 Coal Nuclear Natural gas Renewables Storage Generation mix1 (MWh %) First 5 years (2023 - 2027) • Retire one unit at Belle River in 2025 and remaining unit in 2026 Convert Belle River to 1,300 MW natural gas peaking resource in 2025 - 2026 • Add 800 MW of solar • Add 240 MW of battery storage Second 5 years (2028 - 2032) • Retire two units at Monroe in 2028 • Add 4,600 MW of renewables • Add 520 MW of battery storage Next 10 years (2033 - 2042) • Retire two units at Monroe in 2035 Identifying dispatchable resources to replace Monroe units, including as a placeholder, a 950 MW natural gas plant with carbon capture and sequestration in 2035 • Add 10,000 MW of renewables • Add 1,050 MW of battery storage

DTE Gas: replacing aging infrastructure to ensure reliability and transition to net zero emissions

Successful 2022

- Completed 220 miles of main renewal; on track for additional 13-year investment plan
- Ranked first for residential customer satisfaction by J.D. Power

Capital investment opportunities focus on infrastructure improvements and decarbonization

- Gas renewal investments minimize leaks and reduce costs
- Base infrastructure enhances transmission, compression, distribution and storage
- Targeting to reduce greenhouse gas emissions by 65% by 2030, 80% by 2040 and net zero by 2050
- Reducing end-use customer emissions by 35% by 2040
- CleanVision Natural Gas Balance program allows customers to lower their emissions footprint with both carbon offsets and renewable natural gas (RNG)



DTE Gas investment
(billions)
16%
$3.1
$1.5
$1.6
2022 - 2026
prior plan
$3.6
$2.0
$1.6
2023 - 2027
current plan
Base infrastructure
Gas renewal program

DTE

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DTE Vantage: strategic focus on decarbonization solutions for customers

Strong project development in 2022 and 2023

- Placed one RNG project and one custom energy solutions project in service in 2022
- Placing three RNG projects and one custom energy solutions project in service in 2023
- Executed long-term, fixed-fee custom energy solutions agreement in 2022 with Ford Motor Company for its new electric vehicle and battery manufacturing complex
  - Complex will be Ford's largest EV manufacturing facility in North America; DTE to provide steam, hot and chilled water to Ford and electricity to Tennessee Valley Authority

Capitalizing on a growing preference for cleaner, more efficient energy

- Growth driven by strong development pipeline in RNG/renewables[1] and custom energy solutions while expanding into carbon capture and sequestration
  - IRA improves opportunities in decarbonization as enhanced tax credits allow carbon capture, RNG and combined heat and waste energy recovery to be more economic
  - Strong market growth supported by the federal RFS and California's LCFS

DTE Vantage operating earnings[2]
(millions)



$175 - $185
$115 - $125
Other
RNG/renewables
Custom energy solutions
2023 guidance
2027E

$1.0 - $1.5 billion capital investment 2023 – 2027

1. Renewables includes wood and landfill gas facilities and new decarbonization opportunities
2. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

DTE 13

14 Overview Business Update Financial Update Environmental, Social & Governance (ESG) Appendix

2023 operating EPS1 guidance midpoint provides 7% growth over 2022 original guidance midpoint 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Energy Trading earnings are expected to be negative by approximately $20 - $30 million in 1Q due to timing that trues up later in the year 15 (millions, except EPS) 2023 guidance Drivers / comments DTE Electric $1,010 - $1,030 Distribution and cleaner generation investments DTE Gas 262 - 272 Continued main renewal and other infrastructure improvements DTE Vantage 115 - 125 New projects in service in 2H Energy Trading 20 - 30 Quarterly variances2 expected due to revenue recognition timing of contracted transactions Corporate & Other (150) - (136) Interest expense DTE Energy $1,257 - $1,321 Operating EPS $6.09 - $6.40

6% - 8% Maintaining strong cash flow, balance sheet and credit profile 1. Funds from Operations (FFO) is calculated using operating earnings 2. Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes as equity 3. Subject to Board approval 4. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix; 2023 - 2027 operating EPS average annual growth rate forecasted at 6% - 8% 16 Credit ratings S&P Moody’s Fitch DTE Energy (unsecured) BBB Baa2 BBB DTE Electric (secured) A Aa3 A+ DTE Gas (secured) A A1 A • Increased 2023 annualized dividend 7.6% to $3.81 per share • Over 100 consecutive years of paying a cash dividend and 14th consecutive annual increase • Future dividend growth3 in line with operating EPS4 growth Continued balance sheet strength… …while providing a healthy dividend • Targeting equity issuances of $0 - $100 million annually through 2025 • Maintaining solid investment-grade credit ratings Targeting 15% - 16% FFO1 / Debt2 5.5% 7.1% 7.6% 2010 - 2016 2017 - 2022 2023 Average annual dividend increase Operating EPS growth target 5% - 6% 5% - 7%

17 Overview Business Update Financial Update Environmental, Social & Governance (ESG) Appendix

18 Environment • Transitioning towards net zero emissions at both utilities • Accelerating transition to cleaner generation • Protecting our natural resources Social • Focusing on the diversity, safety, well being and success of employees • Revitalizing neighborhoods and investing in communities • Leader in volunteerism Governance • Focusing on the oversight of environmental sustainability, social and governance • Ensuring board diversity • Providing incentive plans tied to safety and customer satisfaction targets Environmental, social and governance efforts are key priorities; aspiring to be the best in the industry Gallup Great Workplace Award 10 consecutive years America’s Most Responsible Companies 2023 Superior corporate citizenship and community involvement America’s Greatest Workplaces for Diversity 2023 NMSDC Forefront 50 Top Corporations for Minority Businesses Award-winning commitment to ESG priorities

MIGreenPower program continues significant growth 19 900 business customers 85,000 residential customers 2,250 MW subscribed • Allows customers to purchase up to 100% of electricity needs generated from renewable sources • One of the largest voluntary renewable programs in the nation • Largest renewable energy purchase from a utility announced with Ford Motor Company 650 MW project to be completed in 2025 Voluntary renewable customers

Natural Gas Balance program reducing GHG emissions 1. Reduction from 2005 base • Offering an affordable way to offset 25% to 100% of customers’ GHG emissions from an average home’s natural gas use • RNG will be sourced by transforming landfill emissions and wastewater treatment plant by-products into usable gas • Carbon offset program is focused on protecting Michigan forests that naturally absorb greenhouse gases • Partnered with Anew, the nation’s largest carbon offset developer, on the Greenleaf Improved Forest Management project in Michigan’s Upper Peninsula to protect and preserve forests 2021 program inception 11,200 customers subscribed 6.1 million metric tons of GHG1 reduced by 2050 20

Progressing on EV initiatives Charging Forward Program • Promoting EV education, infrastructure and adoption • Providing residential and commercial rebates, infrastructure support and fleet advisory services Program-to-date major milestones • 1,240 Level 2 public chargers approved and 800 installed • 130 direct current fast charger rebates approved and 50 installed • 12 electric bus deployments with the local regional transit agencies • 6 electric school bus deployments with another 66 awarded from the first round of the EPA’s Clean School Bus Program • Received regulatory approval for eFleets program 2019 program inception 660,000+ gallons of gasoline saved 2,750 residential rebates 21

Committed to diversity, equity and inclusion; creating a safe and welcoming environment 22 Health and safety of our people is a priority • Multiple safety committees spanning all levels of the company providing input into safety plans, addressing unique challenges of each business unit • Received American Gas Association Safety Achievement Award for excellence in employee safety Office of Diversity, Equity and Inclusion • Led by our CEO and key executive leaders, including a Director of Diversity, Equity and Inclusion • Focused on sustaining a diverse workforce which is representative of the communities we serve Commitment to create a diverse, equitable and inclusive workforce • Annual review of compensation practices to ensure equitable pay • Formal training programs, including unconscious bias training, for employees and leaders Differently-abled group Latinx professionals group Young professionals group LGBTQ+ group Black professionals group Family oriented group Asian and Middle Eastern group Veteran empowerment group Women’s group Employee groups create an inclusive environment where differences are celebrated and a sense of belonging exists for all employees

$2.5b invested in Michigan businesses in 2022 65,000 jobs created since 2010 $900m invested with Detroit suppliers in 2022 $895m invested with suppliers owned by women, minorities, veterans, members of the LGBTQ+ community and disability-owned businesses in 2022 50+ supplier diversity awards earned since 2018 Building on the momentum of the last decade, committed to Michigan investments and supplier diversity 23 $20 $19 $125 $69 $117 $255 2022 Michigan spend (millions)

Governance framework provides shareholder rights and enables sustainable value creation 24 Best-in-class governance practices • Lead Independent Director • All board committees are composed exclusively of independent Directors • Stock ownership guidelines for non-employee Directors • Majority voting standard • Annual Director elections • Established corporate governance guidelines • Publication of Sustainability report • Shareholder ability to call a special meeting • No supermajority voting provisions to approve mergers or amend charter • Overboarding policy 10 1 91% independent 4 7 36% gender or ethnically diverse 10 years average tenure <4 years 4 - 11 years >11 years 67 years average age 60 - 64 65 - 69 >70<60

Annual or long-term incentive metrics Our team • Employee engagement • Employee safety Our customers • Customer satisfaction • Customer complaints • System reliability Our communities • Customer satisfaction • Customer complaints • System reliability Our investors • EPS • Cash flow • Relative total shareholder return • Balance sheet health Executive management compensation plan is aligned with our stakeholder priorities 25

26 Overview Business Update Financial Update Environmental, Social & Governance (ESG) Appendix

IRA supports cleaner energy transition and customer affordability 27 Supports accelerated clean energy transition and customer affordability and eliminates the need for tax equity structures • Wind and solar production tax credit • Production tax credit for existing nuclear generation • Clean fuel production tax credits and biogas investment tax credits for RNG • Investment tax credits for combined heat and waste energy recovery and stand-alone energy storage • Increased tax credit for carbon capture and sequestration No material impact to our plan from corporate minimum tax • Accelerated depreciation • Tax credit carryforwards

2023 cash flow and capital expenditures guidance 1. Includes equity issued for employee benefit programs 28 (millions) Cash flow Capital expenditures (billions) 2023 guidance DTE Electric Base infrastructure $1,200 New generation 500 Distribution infrastructure 1,500 $3,200 DTE Gas Base infrastructure $375 Gas renewal program 310 $685 Non-utility $300 - $400 Total $4,185 - $4,285 2023 guidance Cash from operations1 $3.2 Capital expenditures (4.2) Free cash flow ($1.0) Dividends (0.8) Other - Net cash ($1.8) Debt financing Issuances $2.6 Redemptions (0.7) Total debt financing $1.9 Cash on hand $0.1

Reconciliation of reported to operating earnings (non-GAAP) 29 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings is a non-GAAP measure and should be viewed as a supplement and not a substitute for reported earnings, which represents the company’s net income and the most comparable GAAP measure. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Definition of net zero Goal for DTE Energy's utility operations and gas suppliers at DTE Gas that any carbon emissions put into the atmosphere will be balanced by those taken out of the atmosphere. Achieving this goal will include collective efforts to reduce carbon emissions and actions to offset any remaining emissions. Progress towards net zero goals is estimated and methodologies and calculations may vary from those of other utility businesses with similar targets. Carbon emissions is defined as emissions of carbon containing compounds, including carbon dioxide and methane, that are identified as greenhouse gases.